UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2020

Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 Bollinger Canyon Road,	San Ramon,	CA	94583
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (925) 842-1000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.75 per share	CVX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The 2020 Annual Meeting of Stockholders of Chevron Corporation (“Chevron”) was held on Wednesday, May 27, 2020.
(b)
Chevron stockholders voted on the matters set forth below, with final voting results indicated. For the election of Directors in an uncontested election, each nominee who received a majority of votes cast (i.e., the number of shares voted for exceeded the number of shares voted against, excluding abstentions) was elected a Director. All other items were approved if the number of shares voted for exceeded the number of shares voted against, excluding abstentions.

(1)		All nominees for election to the Chevron Board of Directors (“Board”) were elected, each for a one-year term, based upon the following votes:
Nominee	Votes For		Votes Against	Abstentions	Broker Non-Votes
Wanda M. Austin	1,205,507,746	96.4%	44,911,198	3,747,968	297,727,606
John B. Frank	1,198,831,619	95.9%	51,436,464	3,898,829	297,727,606
Alice P. Gast	1,240,992,455	99.3%	9,396,405	3,778,052	297,727,606
Enrique Hernandez, Jr.	1,188,868,357	95.1%	61,212,628	4,085,927	297,727,606
Charles W. Moorman IV	1,234,668,568	98.8%	15,562,681	3,935,663	297,727,606
Dambisa F. Moyo	1,237,125,758	99.0%	12,823,807	4,217,347	297,727,606
Debra Reed-Klages	1,232,699,039	98.6%	17,619,133	3,848,740	297,727,606
Ronald D. Sugar	1,064,712,096	86.2%	170,247,307	19,207,509	297,727,606
D. James Umpleby III	1,232,208,944	98.6%	18,070,423	3,887,545	297,727,606
Michael K. Wirth	1,180,296,917	94.8%	65,214,645	8,655,350	297,727,606

(2)		The Board’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as Chevron’s independent registered public accounting firm for 2020 was approved based upon the following votes:
Votes For	1,494,009,280	96.6%
Votes Against	53,264,676	3.4%
Abstentions	4,620,562
Broker Non-Votes	Brokers were permitted to cast stockholder non-votes (i.e., uninstructed shares) at their discretion on this proposal item, and such non-votes are reflected in the votes for or against or abstentions.

(3)		The Board’s proposal for stockholders to approve, on an advisory basis, the compensation of Chevron’s named executive officers was approved based upon the following votes:
Votes For	1,147,548,667	92.4%
Votes Against	94,478,247	7.6%
Abstentions	12,139,998
Broker Non-Votes	297,727,606

(4)		The stockholder proposal regarding a report on lobbying was not approved based upon the following votes:
Votes For	352,498,154	28.6%
Votes Against	881,404,770	71.4%
Abstentions	20,263,988
Broker Non-Votes	297,727,606

(5)		The stockholder proposal regarding creating a board committee on climate risk was not approved based upon the following votes:
Votes For	98,537,421	8.2%
Votes Against	1,109,538,205	91.8%
Abstentions	46,091,286
Broker Non-Votes	297,727,606

(6)		The stockholder proposal regarding a report on climate lobbying was approved based upon the following votes:
Votes For	618,290,044	53.5%
Votes Against	538,342,691	46.5%
Abstentions	97,534,177
Broker Non-Votes	297,727,606

(7)		The stockholder proposal regarding a report on petrochemical risk was not approved based upon the following votes:
Votes For	532,266,180	46.0%
Votes Against	624,061,205	54.0%
Abstentions	97,839,527
Broker Non-Votes	297,727,606

(8)		The stockholder proposal regarding a report on human rights practices was not approved based upon the following votes:
Votes For	204,224,182	16.7%
Votes Against	1,020,939,132	83.3%
Abstentions	29,003,598
Broker Non-Votes	297,727,606

(9)		The stockholder proposal regarding setting the special meeting threshold at ten percent was not approved based upon the following votes:
Votes For	425,457,601	34.3%
Votes Against	813,537,591	65.7%
Abstentions	15,171,720
Broker Non-Votes	297,727,606

(10)		The stockholder proposal regarding adopting a policy for an independent chairman was not approved based upon the following votes:
Votes For	332,529,800	26.9%
Votes Against	905,469,938	73.1%
Abstentions	16,167,174
Broker Non-Votes	297,727,606

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2020

CHEVRON CORPORATION
By:	/s/ Christine L. Cavallo
Christine L. Cavallo
Assistant Secretary